UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 11, 2012
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho  83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events.

On April 11, 2012, Micron Technology, Inc. (“Micron”) issued a press release announcing the proposed private placement of $870.0 million aggregate principal amount of convertible senior notes due 2032.  A copy of this press release is furnished as Exhibit 99.1 to his report and is incorporated by reference.

On April 12, 2012, Micron issued a press release with respect to the pricing of its offer and sale of $870.0 million aggregate principal amount of Convertible Senior Notes due 2032. A copy of this press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.		Description
99.1	Press	Press Release of Micron Technology, Inc., dated April 11, 2012, announcing $870.0 million offering of convertible senior notes.
99.2		Press Release of Micron Technology, Inc., dated April 12, 2012, announcing pricing of convertible senior notes offerings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	April 12, 2012	By:	/s/ Ronald C. Foster
		Name:	Ronald C. Foster
		Title:	Chief Financial Officer and Vice President of Finance

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED APRIL 11, 2012

Exhibit No.	Description
99.1	Press Release of Micron Technology, Inc., dated April 11, 2012, announcing $870.0 million offering of convertible senior notes.
99.2	Press Release of Micron Technology, Inc., dated April 12, 2012, announcing pricing of convertible senior notes offerings.